UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2003

DDi Corp.

DDi Capital Corp.

(Exact Name of registrant as specified in its charter)

Delaware	000-30241	06-1576013
California	333-41187	33-0780382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Simon Circle Anaheim, California	92806
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 688-7200

Not Applicable

(Former name or former address, if changed since last report)

Item 5.	Other Information

As previously disclosed, on August 20, 2003, DDi Corp. (the “Company”) and DDi Capital Corp, one of the Company’s indirect wholly-owned subsidiaries (collectively, the “Debtors”), filed voluntary petitions under chapter 11 of title 11, United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”) (Case No. 03-15261). The Debtors remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to the Bankruptcy Code.

On August 30, 2003, the Debtors filed their Joint Plan of Reorganization (the “Plan”) and the related Joint Disclosure Statement (the “Disclosure Statement”) with the Court. The Debtors are asking the Court to approve the Disclosure Statement for circulation to its creditors and security holders and to solicit votes on whether to approve the Plan. The Disclosure Statement must be approved by the Court before it can be sent to creditors and security holders for their consideration. A copy of the Plan and the Disclosure Statement are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein. A copy of a press release issued by the Debtors relating to the foregoing is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

A number of the matters and subject areas discussed in this Form 8-K and the exhibits hereto are forward-looking in nature. The discussion of such matters and subject areas is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may differ materially from the Debtors’ actual future experience involving any one or more of such matters and subject areas. The Debtors caution readers that all statements, other than statements of historical facts, included in this current report on Form 8-K and the exhibits hereto may constitute forward-looking statements. The Debtors’ caution that while they make such statements in good faith and they believe such statements are based on reasonable assumptions, including without limitation, management’s examination of historical operating trends, data contained in records, other data available from third parties, their ability to maintain normal business operations and the expected timing of emergence from bankruptcy, the Debtors cannot assure you that their projections will be achieved. In addition to other factors and matters discussed elsewhere in the Debtors’ quarterly, annual and current reports that they file with the U.S. Securities and Exchange Commission, or the SEC, some important factors that could cause actual results or outcomes for the Debtors or their subsidiaries to differ materially from those discussed in forward-looking statements include: risks associated with confirmation of the Debtors’ plan of reorganization and the implementation of the consensual restructuring contemplated therein; the Debtors’ ability to continue as a going concern; the Debtors’ ability to obtain court approval with respect to motions in the Chapter 11 proceedings; risks associated with third parties seeking to propose and confirm one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with the termination of the support agreements with the Debtors’ senior lenders and convertible subordinated note holders; the Debtors’ ability to maintain contracts that are critical to their operations; the potential adverse impact of the Chapter 11 cases on the Debtors’ liquidity or results of operations; changes in general economic conditions in the markets in which the Debtors may compete and fluctuations in demand in the electronics industry; the Debtors’ ability to sustain historical margins as the industry develops;

increased competition; increased costs; the Debtors’ ability to retain key members of management; adverse state, federal or foreign legislation or regulation or adverse determinations by regulators; and other factors identified from time to time in the Debtors’ filings with the SEC. The Debtors have attempted to identify, in context, certain of the factors that they currently believe may cause actual future experiences to differ from their current expectations regarding the relevant matter or subject area. In addition to the items specifically discussed above, the Debtors’ business and results of operations are subject to the risks and uncertainties described from time-to-time in the Debtors’ registration statements and periodic reports filed with the Securities and Exchange Commission. The Debtors assume no obligation to update forward-looking information disclosed in this report, the exhibits hereto, or elsewhere to reflect actual results or changes in the factors affecting such forward-looking information.

Item 7.	Financial Statements and Exhibits

Exhibit	Description

99.1	Debtors’ Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code as filed August 30, 2003

99.2	Joint Disclosure Statement, dated August 30, 2003

99.3	Press Release dated as of September 8, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, DDi Corp. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DDi CORP.

Date: September 8, 2003	By:	/s/ JOHN K. STUMPF
John K. Stumpf Chief Financial Officer and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, DDi Capital Corp. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DDi CAPITAL CORP.

Date: September 8, 2003	By:	/s/ JOHN K. STUMPF
John K. Stumpf Chief Financial Officer and Treasurer